The following is a supplement to the Prospectus, dated December 1, 1999, of PaineWebber PACE Select Advisors Trust (the "PACE Trust"). This supplement supersedes the supplement dated June 21, 2000.

July 14, 2000

Dear PaineWebber PACE(SM) Investor:

The purpose of this supplement is to inform you of a change in sub-adviser for the PACE LARGE COMPANY VALUE EQUITY INVESTMENTS portfolio (the "Portfolio").

A significant part of the services you receive within the PACE program is the ongoing review and due diligence of the PACE sub-advisers. As part of this process, on June 12, 2000, the board of trustees of the PACE Trust engaged each of Institutional Capital Corporation ("ICAP") and Westwood Management Corporation ("Westwood") to subadvise a portion of the Portfolio, replacing Brinson Partners, Inc. which had subadvised the Portfolio since its inception in August 1995. ICAP and Westwood assumed management of their respective portions of the Portfolio on July 1, 2000. The investment objective and policies of the Portfolio remain unchanged, except that the Portfolio may invest a greater amount of its assets in U.S. dollar-denominated foreign securities, as described below.

INSTITUTIONAL CAPITAL CORPORATION

Institutional Capital Corporation, located at 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606-1229, has been in the investment management business since 1970. As of April 1, 2000, ICAP had approximately $13 billion in assets under management. Robert H. Lyon, the President, Chief Investment Officer and a director of ICAP, owns a 51% controlling interest in ICAP.

ICAP uses a team approach with a value-oriented investment style. ICAP's investment process involves three key components: valuation, identification of a catalyst and research. ICAP uses its proprietary valuation model to identify, from a universe of large-capitalization companies, those companies which ICAP believes offer the best relative values. According to this model, the stocks of these companies sell below the price-to-earnings ratio warranted by their future prospects. From these undervalued companies, ICAP eliminates from consideration those stocks that exhibit deteriorating earnings trends. ICAP next looks for companies where a catalyst for positive change is, in ICAP's view, about to occur. Specifically, ICAP focuses on companies where this catalyst has the potential to produce stock appreciation of 20% or more relative to the market over a twelve-to-eighteen month time period. The catalyst can be thematic (e.g., global economic recovery) or company-specific (e.g., a corporate restructuring or the introduction of a new product). Lastly, ICAP principally employs internally generated research to evaluate the financial condition and business prospects of every company it considers, focusing on those companies where a catalyst may be about to occur. Once potential investment candidates are identified, ICAP communicates with the top management at each of these companies, and often the customers, competitors and suppliers of these companies as well. ICAP continually monitors each stock and will consider selling a stock if its target price is achieved, the catalyst becomes inoperative or another stock offers greater opportunity for appreciation.

WESTWOOD MANAGEMENT CORPORATION

Westwood Management Corporation, located at 300 Crescent Court, Suite 1300, Dallas, Texas 75201, is an investment adviser formed in 1983. Westwood is a wholly owned subsidiary of Southwest Securities Group, Inc., a Dallas-based securities firm. As of March 31, 2000, Westwood had approximately $2.4 billion in assets under management.

Westwood's investment process begins with a screen of the universe of large capitalization companies for those that have reported a positive earnings surprise that has received little or no recognition in the form of positive future earnings revisions, and for those companies that have a price-to-sales ratio less than the Standard & Poor's 500 Composite Stock Price Index. These companies are further screened for strong financial performance, seeking those firms with an improving return on equity combined with a stable-to-declining debt/equity ratio. Forward-looking fundamental analysis is then applied to these potential investments. A detailed review of historical financial statements, forward projections of financial statements and interviews with senior management is used to forecast growth rate projections for each company. Those companies that pass through the screening and fundamental research process are placed on a monitor list, at which point a catalyst for purchase is sought. Westwood considers purchasing a stock on this list if Westwood's forecast for growth rates and earnings estimates exceeds Wall Street expectations, the company has a positive earnings surprise or Westwood's forecasted price/earnings ratio is less than the forecasted growth rate. Westwood continually monitors each stock and will consider selling a stock if Westwood expects limited future price appreciation, the projected price/earnings ratio exceeds the forecasted growth rate and/or the price of the stock declines 15% in the first 90 days held.

Susan M. Byrne, President of Westwood since 1983, is primarily responsible for the day-to-day management of the portion of the Portfolio subadvised by Westwood.

                                           * * *

Each of ICAP and Westwood will be paid a fee for its management of a portion of the Portfolio by Mitchell Hutchins Asset Management Inc., the Portfolio's investment manager ("Mitchell Hutchins"). The overall fee rate paid by the

Portfolio remains the same, including the allocation of the fee between Mitchell Hutchins and each of the sub-advisers.

CHANGE IN INVESTMENT POLICY

The board of trustees of the PACE Trust has authorized a change in the non-fundamental investment policy to allow each of the Portfolio and PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS to invest up to 10% of its total assets in U.S. dollar-denominated foreign securities.

                                           * * *

If you have any questions or would like additional information, please contact your Financial Advisor.

Please retain this supplement with your PACE Trust Prospectus for future reference.

Sincerely,

/s/ Eric T. Jones
---------------------
Eric T. Jones
Senior Vice President